Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                     )  CASE NO. B-00-10938-ECF-RTB
                           )
THE TESSERACT GROUP, INC.  )  BUSINESS AND INDUSTRY
                           )  MONTHLY OPERATING REPORT
                           )
                           )  MONTH OF JULY
                           )
                Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                           )
                           )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                                         CEO
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
----------------------------------------                              ----------
PRINTED NAME OF RESPONSIBLE PARTY                                        DATE


PREPARER:

                                                                      Controller
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
----------------------------------------                              ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

THE TESSERACT GROUP, INC.
B-00-10938-ECF-RTB                                              MONTH: JULY 2001

                           RECEIPTS AND DISBURSEMENTS

                                                                             BANK ACCOUNTS
                                     -----------------------------------------------------------------------------------------------
Amounts reported should be              NATIONAL        GROUP           GROUP           GROUP        TESSERACT GROUP     TESSERACT
per the debtor's books,                DEPOSITORY     DEPOSITORY        MEDICAL         PAYROLL         OPERATING         CHARTER
not per the bank statement           #944-010-7759   #022-922-6741   #022-922-6576   #022-922-6576    #022-978-8101    #022-922-6808
                                     -------------   -------------   -------------   -------------    -------------    -------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --      285,393.97              --              --               --        27,751.68

RECEIPTS
  STUDENT FEES                          847,747.59      183,755.51
  CHARTER SCHOOL REVENUE                                                                                                          --
  ACCOUNTS RECEIVABLE                           --
  INTEREST                                                      --
  SALE OF ASSETS                      2,714,460.25
  TRANSFERS IN FROM OTHER ACCOUNTS                    3,582,409.28              --      757,521.38       204,579.99               --
  OTHER (ATTACH LIST)

      TOTAL RECEIPTS                  3,562,207.84    3,766,164.79              --      757,521.38       204,579.99               --

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS                --       20,410.80              --      321,404.02       102,290.00         1,090.48
  CAPITAL IMPROVEMENTS
  PRE-PETITION DEBT
  TRANSFERS TO OTHER DIP ACCOUNTS     3,562,207.84      962,101.37                                                         20,201.44
  PAYMENTS MADE FOR SUNRISE EDU                         250,276.25                      436,117.36       102,289.99
  OTHER (VOIDS)

REORGANIZATION EXPENSES:
  ATTORNEY FEES
  ACCOUNTANT FEES
  OTHER PROFESSIONAL FEES
  U.S. TRUSTEE QUARTERLY FEE
  COURT COSTS

     TOTAL DISBURSEMENTS              3,562,207.84    1,232,788.42              --      757,521.38       204,579.99        21,291.92
                                      ------------   -------------     -----------    ------------     ------------    -------------
ACCOUNT BALANCE -
END OF MONTH                                    --    2,818,770.34              --              --               --         6,459.76
                                      ============   =============     ===========    ============     ============    =============

                                                                        BANK ACCOUNTS
                                     -------------------------------------------------------------------------------------
Amounts reported should be               CHARTER       FIRST FEDERAL     CREDITOR         PETTY CASH
per the debtor's books,              EXTRACURRICULAR   CREDIT UNION       RESERVE       EAGAN MINNESOTA
not per the bank statement            #022-922-7442   #4002-0270-922   #052-980-2118   #1-801-9204-8049        TOTAL
                                      -------------   --------------   -------------   ----------------   ----------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                               --               --      417,195.87                 --         730,341.52

RECEIPTS
  STUDENT FEES                                                                                                1,031,503.10
  CHARTER SCHOOL REVENUE                                                                                                --
  ACCOUNTS RECEIVABLE                                                                                                   --
  INTEREST                                                                    535.14                                535.14
  SALE OF ASSETS                                                                  --                          2,714,460.25
  TRANSFERS IN FROM OTHER ACCOUNTS                                                                            4,544,510.65
  OTHER (ATTACH LIST)                                                                                                   --

      TOTAL RECEIPTS                             --               --          535.14                 --       8,291,009.14

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS                                                                                445,195.30
  CAPITAL IMPROVEMENTS                                                                                                  --
  PRE-PETITION DEBT                                                                                                     --
  TRANSFERS TO OTHER DIP ACCOUNTS                --                                                           4,544,510.65
  PAYMENTS MADE FOR SUNRISE EDU                                                                                 788,683.60
  OTHER (VOIDS)                                                                                                         --

REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                                                                         --
  ACCOUNTANT FEES                                                                                                       --
  OTHER PROFESSIONAL FEES                                                                                               --
  U.S. TRUSTEE QUARTERLY FEE                                                                                            --
  COURT COSTS                                                                                                           --

     TOTAL DISBURSEMENTS                         --               --              --                 --       5,778,389.55
                                       ------------    -------------   -------------      -------------      -------------
ACCOUNT BALANCE -
END OF MONTH                                     --               --      417,731.01                 --       3,242,961.11
                                       ============    =============   =============      =============      =============

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                                                               5,778,389.55
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                                  (4,544,510.65)
  LESS: PAYMENTS MADE FOR SUNRISE EDUCATIONAL SERVICES, INC.                                                   (788,683.60)
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. PAYMENTS FROM ESCROW OR 2-PARTY CHECKS)
                                                                                                          ----------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                                            445,195.30
                                                                                                          ================

                       THE TESSERACT GROUP (EXCL. SUNRISE)
                             STATEMENT OF OPERATIONS
                       FOR THE MONTH ENDING JULY 31, 2001

Revenue
Tuition and Fees Revenue                                           $         --
Charter Revenue                                                              --
Transportation Revenue                                                       --
Food Revenue                                                                 --
Refunds/Returns                                                         (599.90)
Discounts                                                                    --
                                                                   ------------

Total Revenue                                                           (599.90)
                                                                   ------------

Operational Costs
Salaries and Wages                                                   202,912.37
Taxes and Benefits                                                    13,487.67
Classroom Expenses                                                    (1,862.00)
Food Programs Expense                                                        --
Transportation Expenses                                                      --
Maintenance Expense                                                    4,770.00
Insurance Expense                                                            --
Internet Expense                                                             --
Rent Expense                                                                 --
Security Services Expense                                                    --
Personal Property Tax Expense                                                --
Real Property Tax Expense                                                    --
Utilities Expense                                                        781.02
                                                                   ------------

Total Operational Costs                                              220,089.06
                                                                   ------------

General & Administrative Costs
Advertising, Mktg, Promo Exp                                                 --
Audit & Tax Expense                                                          --
Bad Debt Expense                                                      (5,551.66)
Bank Charges/Processing Fees-A                                           209.01
Computer/Technology Expense                                                  --
Consultant Fees Expense                                                      --
Investor Relations Expense                                                   --
Licenses & Fees Expense                                                      --
Office/School Supplies Expense                                               --
Penalties & Late Fees Expense                                                --
Postage and Printing Expense                                          (1,569.46)
Pre-Employment Expense                                                       --
Telephone Expense                                                     (3,059.50)
Travel Expense                                                               --
Closed School Expense                                                        --
Corporate Overhead                                                   291,923.86
Corporate Overhead Allocated to Sunrise                             (145,962.00)
Other Expenses                                                           500.00
                                                                   ------------

Total General and Administrative Expenses                            136,490.25
                                                                   ------------

Gain/Loss on Sales of Fixed Assets                                           --
Other Income                                                          50,535.14
Interest Expense                                                     (83,012.58)
                                                                   ------------

Net Interest and Other Income (Expense)                              (32,477.44)
                                                                   ------------

Depreciation Expense                                                         --
                                                                   ------------

Total Depreciation and Amortization                                          --
                                                                   ------------
Reorganization Expenses
Professional Fees                                                    164,823.84
Professional Fees Allocated to Sunrise                               (82,412.00)
                                                                   ------------

Total Reorganization Expenses                                         82,411.84
                                                                   ------------

Net Income                                                         $(472,068.49)
                                                                   ============

                       THE TESSERACT GROUP (EXCL. SUNRISE)
                                  BALANCE SHEET
                                  JULY 31, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                        $ 3,101,888.69
Accounts Receivable, net                                               1,841.67
Note Receivable from Nobel                                                   --
Prepaid Rent                                                                 --
Other Prepaid Expenses                                                       --
                                                                 --------------

Total Current Assets                                               3,103,730.36

Investment in Sunrise                                             18,971,824.26
Property and Equipment, net                                                  --
Deposits and Other Assets                                          1,512,992.80
                                                                 --------------

Total Assets                                                     $23,588,547.42
                                                                 ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                 $    26,495.28
Accrued Payroll and Benefits                                       1,113,806.61
Accrued Payroll Taxes                                                  5,347.57
Deferred Revenue and Tuition Deposits                                885,140.74
                                                                 --------------

Total Current Liabilities                                          2,030,790.20
                                                                 --------------

Pre-Petition Liabilities
Line of Credit                                                     5,848,822.65
Accounts Payable                                                   3,989,797.38
Other Unsecured Notes Payable                                        865,500.00
Other Current Liabilities                                          4,442,953.42
Long-Term Debt                                                     1,700,096.55
                                                                 --------------

Total Pre-Petition Liabilities                                    16,847,170.00
                                                                 --------------

Due to Sunrise                                                     3,659,782.59
Reserve for Closed Schools                                           504,099.10
Other Long-Term Obligations                                           13,999.76
                                                                 --------------

Total Long-Term Liabilities                                        4,177,881.45
                                                                 --------------

Total Liabilities                                                 23,055,841.65
                                                                 --------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                  5,335,571.08
Post Petition Retained Deficit                                    (4,802,865.31)
                                                                 --------------

Total Shareholders' Equity                                           532,705.77
                                                                 --------------

Total Liabilities and Shareholders' Equity                       $23,588,547.42
                                                                 ==============

CASE NUMBER: B-00-10938-ECF-RTB                        STATUS OF ASSETS

                                                        0-30      31-60    60+
ACCOUNTS RECEIVABLE                          TOTAL      DAYS       DAYS    DAYS
-------------------                          -----      ----       ----    ----
TOTAL ACCOUNTS RECEIVABLE                    1,842      1,842       --      --
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE         --                          --
ACCOUNTS RECEIVABLE (NET)                    1,842      1,842       --      --

                               SCHEDULED                                 CURRENT
FIXED ASSETS                    AMOUNT       ADDITIONS     DELETIONS      AMOUNT
------------                   ---------     ---------     ---------      ------

REAL PROPERTY                  1,867,408                   1,867,408        (0)

BUILDING IMPROVEMENTS/PLANT      846,395        16,066       862,461        (0)
ACCUMULATED DEPRECIATION        (136,823)      (33,112)     (169,935)        0
NET BUILDINGS/PLANT              709,573       (17,047)      692,526        (0)

EQUIPMENT                      5,466,149        11,637     5,477,786        (0)
ACCUMULATED DEPRECIATION      (2,404,930)     (533,426)   (2,938,357)        0
NET EQUIPMENT                  3,061,218      (521,789)    2,539,429        (0)

AUTOS & VEHICLES                 557,586                     557,586        --
ACCUMULATED DEPRECIATION        (259,791)      (65,272)     (325,063)        0
NET AUTOS & VEHICLES             297,795       (65,272)      232,523         0

NOTE: Reduction in assets due to sale of Private and Charter School assets.

CASE NUMBER: B-00-10938-ECF-RTB                    STATUS OF LIABILITIES
                                                   AND SENSITIVE PAYMENTS

        POSTPETITION
     UNPAID OBLIGATIONS           TOTAL       0-30      31-60    61-90     91+
     ------------------         ---------   ---------   -----    -----    ------
ACCOUNTS PAYABLE                   26,495      12,561     --       --     13,935
TAXES PAYABLE                       5,348       5,348
ACCRUED SALARIES AND BENEFITS   1,113,807   1,113,807
PREPAID TUITION AND DEPOSITS      885,141     885,141
SECURED DEBT
OTHER (ATTACH LIST)
                                ---------   ---------   -----    -----    ------
TOTAL POST-PETITION
     LIABILITIES                2,030,790   2,016,856      --       --    13,935
                                =========   =========   =====    =====    ======

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS
                                                      AMOUNT PD        TOTAL PD
NAME                      REASON FOR PAYMENT          THIS MONTH        TO DATE
----                      ------------------          ----------      ----------
Lucian Spataro       Wages and Exp. Reimbursement             --      129,134.79
Ernie Recsetar       Wages                                    --       22,000.00
Michael Lynch        Wages and Exp. Reimbursement      15,350.13      153,663.48
Gary Lilyquist       Wages and Exp. Reimbursement             --       80,239.99
                                                       ---------      ----------
TOTAL PAYMENTS TO INSIDERS                             15,350.13      385,038.26
                                                       =========      ==========

                                  PROFESSIONALS

                         DATE OF COURT                                            TOTAL
                       ORDER AUTHORIZING    AMOUNT       AMOUNT     TOTAL PAID   INCURRED
NAME                       PAYMENT         APPROVED       PAID        TO DATE    & UNPAID
----                       -------         --------       ----        -------    --------
Bryan Cave                                119,217.32   119,217.32    47,759.54
Engleman & Berger, PC                      32,962.77    32,962.77    49,127.11

CASE NUMBER: B-00-10938-ECF-RTB                                      CASE STATUS

QUESTIONNAIRE
                                                            YES              NO
                                                            ---              --

HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                     NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                   NO

ARE ANY WAGE PAYMENTS PAST DUE?                                              NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                  NO

CURRENT NUMBER OF EMPLOYEES: 78

INSURANCE

                     CARRIER AND    PERIOD     EXPIRATION   PAYMENT AMOUNT
TYPE OF POLICY      POLICY NUMBER   COVERED       DATE      & FREQUENCY
--------------      -------------   -------       ----      -----------
Gen Liability       CLI0020446      3/1/2001    7/31/2001   Paid in full
Auto Liability      70APN164181     3/1/2001    7/31/2001   Paid in full
Excess Liability    UMI0000567      3/1/2001    7/31/2001   Paid in full
Workers Comp        307512-4       12/1/2000   11/30/2001   Monthly as a % of PR
Blanket Contents    59UUMUN3158     3/1/2001    7/31/2001   Paid in full

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

THE TESSERACT GROUP, INC.
CONSOLIDATED CASH FLOW ANALYSIS                                     TOTAL FOR
                                                                    JULY 2001
                                                                  -------------

BEGINNING FUNDS AVAILABLE:                                        $  730,341.53
                                                                  -------------

Cash In:  Telecheck                                               $  183,755.51
          Credit Card Deposit (Preschools)                           393,938.12
          Credit Card Deposit (Private)                                      --
          Credit Card Deposit (Charter)                                      --
          Regular Deposits (Preschools)                              384,625.62
          Regular Deposits (Private)                                  10,136.36
          Regular Deposits (Charter)                                     461.59
          Regular Deposits (Corporate)                                59,411.80
          Other  Deposit (Preschool)                               2,714,460.25
          Interest                                                       535.14
          Interest on LTC Acct                                               --
          Voids                                                              --
                                                                  -------------
Daily Cash In:                                                    $3,747,324.39
                                                                  =============

Cash Out: Preschool A/P                                           $  250,276.25
          Charter A/P                                                  1,090.48
          Private A/P                                                        --
          Corporate A/P                                              204,579.99
          TesseracT Payroll                                          229,332.06
          Preschool Payroll                                          436,117.36
          Charter Payroll                                             92,071.96
          College PR                                                         --
          Preschool NSF                                                  825.90
          Medical Claims                                                     --
          Banking Fees                                                20,410.80
          LTC Payment                                                        --
          LTC Fees                                                           --
                                                                  -------------
Daily Cash Out:                                                   $1,234,704.80
                                                                  =============

Net Cash In/Out:                                                  $2,512,619.59
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $3,242,961.12
                                                                  =============

THE TESSERACT GROUP, INC.
CASH FLOW ANALYSIS
B-00-10938-ECF-RTB


BEGINNING FUNDS AVAILABLE:                                        $  416,961.46
                                                                  -------------

Cash In:  Credit Card Deposit (Private)                                      --
          Credit Card Deposit (Charter)                                      --
          Regular Deposits (Private)                                  10,136.36
          Regular Deposits (Charter)                                     461.59
          Regular Deposits (Corporate)                                59,411.80
          Interest                                                       535.14
                                                                  -------------
Daily Cash In:                                                    $   70,544.89
                                                                  =============

Cash Out: Charter A/P                                                  1,090.48
          Private A/P                                                        --
          Corporate A/P                                              204,579.99
          Corporate A/P (allocated to Sunrise)                      (102,290.00)
          TesseracT Payroll                                          229,332.06
          Charter Payroll                                             92,071.96
          Medical Claims                                                     --
          Banking Fees                                                20,410.80
          LTC Payment                                                        --
          Voids                                                              --
                                                                  -------------
Daily Cash Out:                                                   $  445,195.29
                                                                  =============

Net Cash In/Out:                                                  $ (374,650.40)
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $   42,311.06
                                                                  =============

                                CORPORATE COMPANY
                          VENDOR CHECK REGISTER REPORT
                               PAYABLES MANAGEMENT

* Voided Checks

                                                                                               AUDIT
CHECK NUMBER      VENDOR ID       VENDOR CHECK NAME              CHECK DATE   CHECKBOOK ID   TRAIL CODE       AMOUNT
------------      ---------       -----------------              ----------   ------------   ----------       ------
200012952         LAKLEA000-B     LAKESHORE LEARNING MATERIALS    7/3/2001     OPERATING2   PMCHK00000284   $     80.39
200012953         SNELDOG000      DOUG SNELL                      7/3/2001     OPERATING2   PMCHK00000284   $    772.93
200012956         CAVBRY000-B     BRYAN CAVE LLP                  7/6/2001     OPERATING2   PMCHK00000285   $ 40,000.00
200012957         ENGBER000-B     ENGELMAN BERGER,P.C.            7/6/2001     OPERATING2   PMCHK00000285   $ 10,000.00
200012958         FEDEXP000-B     FEDERAL EXPRESS                 7/9/2001     OPERATING2   PMCHK00000286   $    159.28
200012959         RIVJUD000-B     JUDI RIVERA                     7/9/2001     OPERATING2   PMCHK00000286   $     25.88
200012960         SHE000000-B     SHEARER,DAN                     7/9/2001     OPERATING2   PMCHK00000286   $    417.86
200012962         WELFAR003-B     WELLS FARGO (MN)                7/9/2001     OPERATING2   PMCHK00000286   $    757.28
200012963         AICRED000-B     A.I. CREDIT CORP.              7/10/2001     OPERATING2   PMCHK00000287   $ 11,056.39
200012964         LYN000000-B     LYNCH,MICHAEL                  7/10/2001     OPERATING2   PMCHK00000288   $    384.01
200012965         ARC000000-B     ARC                            7/12/2001     OPERATING2   PMCHK00000289   $    130.00
200012966         ARICOR000-B     ARIZONA CORP COMMISSION        7/16/2001     OPERATING2   PMCHK00000290   $     45.00
200012967         BONJAM000-B     JAMES BONFIGLIO                7/23/2001     OPERATING2   PMCHK00000291   $  2,643.75
200012968         LYN000000-B     LYNCH,MICHAEL                  7/23/2001     OPERATING2   PMCHK00000291   $  2,038.96
200012969         MAN FIN000-B    MANULIFE FINANCIAL             7/23/2001     OPERATING2   PMCHK00000291   $  1,634.96
200012970         ACMLOC000-B     ACME LOCKSMITH CO              7/25/2001     OPERATING2   PMCHK00000292   $     55.00
200012971         ARC000000-B     ARC                            7/25/2001     OPERATING2   PMCHK00000292   $    465.03
200012972         FEDEXP000-B     FEDERAL EXPRESS                7/25/2001     OPERATING2   PMCHK00000292   $     68.28
200012973         FEDEXP000-B     FEDERAL EXPRESS                7/25/2001     OPERATING2   PMCHK00000292   $    119.76
200012974         HORDIS000-B     HORIZON DISTRIBUTION           7/25/2001     OPERATING2   PMCHK00000292   $     67.91
200012975         MOOBRI000-B     MOORE, BRIAN                   7/25/2001     OPERATING2   PMCHK00000292   $    518.46
200012976         MOOBRI000-B     MOORE, BRIAN                   7/25/2001     OPERATING2   PMCHK00000292   $    382.33
200012977         QUABEN000-B     QUALIFIED BENEFITS             7/25/2001     OPERATING2   PMCHK00000292   $    900.00
200012978         QUABEN000-B     QUALIFIED BENEFITS             7/25/2001     OPERATING2   PMCHK00000292   $    120.00
200012979         SHE000000-B     SHEARER,DAN                    7/25/2001     OPERATING2   PMCHK00000292   $    292.74
200012980         SHUAHW000-B     SHRGARD OF AHWATUKEE           7/25/2001     OPERATING2   PMCHK00000292   $    296.91
200012981         AICRED000-B     A.I. CREDIT CORP.              7/25/2001     OPERATING2   PMCHK00000293   $ 10,529.51
200012982         MAN FIN000-B    MANULIFE FINANCIAL             7/25/2001     OPERATING2   PMCHK00000293   $  1,825.34
200012983         CAVBRY000-B     BRYAN CAVE LLP                 7/27/2001     OPERATING2   PMCHK00000294   $ 79,217.32
200012984         ENGBER000-B     ENGELMAN BERGER,P.C.           7/27/2001     OPERATING2   PMCHK00000294   $ 22,962.77
200012985         AICRED000-B     A.I. CREDIT CORP.              7/31/2001     OPERATING2   PMCHK00000295   $ 10,529.51
200012986         GECAP0003-B     GE CAPITAL                     7/31/2001     OPERATING2   PMCHK00000295   $    578.49
200012987         USTRUS000-B     US TRUSTEE PROGRAM PMT CTR     7/31/2001     OPERATING2   PMCHK00000295   $  5,000.00
200012988         ARC000000-B     ARC                            7/31/2001     OPERATING2   PMCHK00000296   $    483.94
200012989         ARICOR000-B     ARIZONA CORP COMMISSION        7/31/2001     OPERATING2   PMCHK00000297   $     20.00
                                                                                                            -----------
Total Checks: 35                                                                   Total Amount of Checks:  $204,579.99
                                                                                                            ===========

                                 OWNED CHARTERS
                          VENDOR CHECK REGISTER REPORT
                               PAYABLES MANAGEMENT

* Voided Checks

                                                                                               AUDIT
CHECK NUMBER      VENDOR ID       VENDOR CHECK NAME             CHECK DATE    CHECKBOOK ID   TRAIL CODE       AMOUNT
------------      ---------       -----------------             ----------    ------------   ----------       ------
800050523         MANLIF000-B     MANULIFE FINNANCIAL            7/9/2001       OPERATING   PMCHK00000087   $    118.06
800050524         SHE000000-B     SHEARER,DAN                    7/11/2001      OPERATING   PMCHK00000088   $    500.00
800050525         MANLIF000-B     MANULIFE FINNANCIAL            7/23/2001      OPERATING   PMCHK00000089   $    472.42
                                                                                                            -----------
Total Checks: 3                                                                    Total Amount of Checks:  $  1,090.48
                                                                                                            ===========